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Exhibit 10.3

AMENDMENT AGREEMENT NO. 2

to that certain

LOAN AND SECURITY AGREEMENT

        This AMENDMENT AGREEMENT NO. 2 (this "Amendment"), dated as of June 4, 2003, is among GANDER MOUNTAIN COMPANY (the "Borrower"), FLEET RETAIL FINANCE INC. and the other lending institutions from time to time party to the Loan Agreement (as hereinafter defined) (collectively, the "Revolving Credit Lenders"), and FLEET RETAIL FINANCE INC. as agent (the "Agent") for itself and the other Revolving Credit Lenders.

        WHEREAS, the Borrower, the Agent and the Revolving Credit Lenders are parties to that certain Loan and Security Agreement, dated as of December 19, 2001 (as amended and in effect from time to time, the "Loan Agreement"), pursuant to which the Revolving Credit Lenders, upon certain terms and conditions, have agreed to make loans to, and to cause the issuance of letters of credit for the benefit of, the Borrower; and

        WHEREAS, the Borrower has requested that the Agent and the Revolving Credit Lenders agree, and the Agent and the Revolving Credit Lenders have agreed, on the terms and subject to the conditions set forth herein, to amend certain of the terms and provisions of the Loan Agreement;

        NOW, THEREFORE, the parties hereto hereby agree as follows:

        §1.    Defined Terms.    Capitalized terms which are used herein without definition and which are defined in the Loan Agreement shall have the same meanings herein as in the Loan Agreement.

        §2.    Amendments to Loan Agreement.

          (a)   Section 2.1(d) of the Loan Agreement is hereby amended by restating the first sentence thereof in its entirety as follows:

            "The proceeds of borrowings under the Revolving Credit shall be used to refinance existing Indebtedness and for working capital purposes, including, without limitation, inventory purchases."

          (b)   Section 2.18(d)(ii) of the Loan Agreement is hereby amended by deleting the words ", except for such Issuer's gross negligence or willful misconduct".

          (c)   Section 2.22 of the Loan Agreement is hereby amended by restating clause (b) thereof in its entirety as follows:

            "(b) The obligations of each Revolving Credit Lender are several and not joint. No Revolving Credit Lender shall have any obligation to make any loan or advance under the Revolving Credit in excess of the lesser of the following:

                (i)  That Revolving Credit Lender's Revolving Credit Percentage Commitment of the subject loan or advance or of Availability.

               (ii)  that Revolving Credit Lender's Maximum Revolving Credit Dollar Commitment.

            Further, no Revolving Credit Lender shall have any obligation to make any loan or advance under the Revolving Credit if the aggregate loans and advances outstanding under the Revolving Credit attributable to such Revolving Credit Lender, after giving effect to the subject loan or advance, would exceed the Maximum Revolving Credit Dollar Commitment of such Revolving Credit Lender."

          (d)   Section 3.3(a) of the Loan Agreement is hereby amended by deleting the word "Each" at the beginning thereof and replacing it with the words "Subject to the provisions of Section 2.22 hereof, each".

          (e)   Section 3.4(c) of the Loan Agreement is hereby amended by restating it in its entirety as follows:

            "(c) The Agent shall distribute fees paid on account of the Revolving Credit in accordance with the terms of this Agreement."

          (f)    Section 5.6(a)(iii) of the Loan Agreement is hereby amended by inserting the following at the end thereof:

            ", provided that the Borrower will pay all such taxes, assessments, charges or claims forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor"

          (g)   Section 11.9(a) of the Loan Agreement is hereby amended by inserting the word "Lender" immediately prior to the words "or such Participant".

          (h)   Section 13.4(d) of the Loan Agreement is hereby amended by inserting the words "(absent any Issuer's gross negligence or willful misconduct)" immediately following the words "each Revolving Credit Lender shall contribute".

          (i)    Section 13.7 of the Loan Agreement is hereby amended by restated in its entirety as follows:

            "13.7.    RELATIVE PRIORITIES TO PROCEEDS OF LIQUIDATION.    The relative priorities to the proceeds of a Liquidation are as follows:

              (a)   To the Agent as reimbursement for all reasonable third party costs and expenses incurred by the Agent and to Lenders' Special Counsel and to any funded reserve established pursuant to Section 13.6(a); and then

              (b)   To the SwingLine Lender, on account of any SwingLine loans not converted to Revolving Credit Loans pursuant to Section 13.4(a)(i); and then

              (c)   To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to the unpaid principal balance of the Revolving Credit; and then

              (d)   To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to accrued interest on the Revolving Credit; and then

              (e)   To Liabilities owed to the Agent pursuant to clause (b) of the definition of Liabilities relating to cash management services; and then

              (f)    To the Revolving Credit Lenders (other than any Delinquent Revolving Credit Lender), pro-rata, to those fees distributable hereunder to the Revolving Credit Lenders; and then

              (g)   To any Delinquent Revolving Credit Lenders, pro-rata to amounts to which such Revolving Credit Lenders otherwise would have been entitled pursuant to Sections 13.7(c), 13.7(d), 13.7(f); and then

              (h)   To the Revolving Credit Lenders, pro-rata, to the extent of the Revolving Credit Early Termination Fee; and then

              (i)    To any other Liabilities."

          (j)    Section 14.8(c) of the Loan Agreement is hereby amended by deleting the words "The Agent" at the beginning thereof and replacing them with the words "Except as otherwise required by the provisions of this Agreement, the Agent".

          (k)   Section 15.5(a) of the Loan Agreement is hereby amended by inserting after the words "Dollar Commitment," the words "Maximum Revolving Credit Dollar Commitment,".

          (l)    Section 15.8(c) of the Loan Agreement is hereby amended by inserting the word "reasonable" immediately prior to the words "time limits".

          (m)  Section 19.9(a) of the Loan Agreement is hereby amended by restating the words "Liabilities or and of the Collateral" with the words "Liabilities or any of the Collateral".

          (n)   SCHEDULE 5.18 to the Loan Agreement is hereby amended by restating it in its entirety as the updated SCHEDULE 5.18 annexed hereto.

        §3.    Affirmation and Acknowledgment of the Borrower.    The Borrower hereby ratifies and confirms all of its Obligations to the Revolving Credit Lenders, including, without limitation, the Revolving Credit Loans, and the Borrower hereby affirms its absolute and unconditional promise to pay to the Revolving Credit Lenders all indebtedness, obligations and liabilities in respect of the Revolving Credit Loans, the Letters of Credit, and all other amounts due under the Loan Agreement as amended hereby. The Borrower hereby confirms that the Obligations are and remain secured pursuant to the Loan Documents and pursuant to all other instruments and documents executed and delivered by the Borrower as security for the Obligations.

        §4.    Representations and Warranties.    The Borrower hereby represents and warrants to the Revolving Credit Lenders as follows:

          (a)   The execution and delivery by the Borrower of this Amendment, and the performance by the Borrower of its obligations and agreements under this Amendment and the Loan Agreement as amended hereby, are within the corporate authority of the Borrower, have been duly authorized by all necessary corporate proceedings on behalf of the Borrower and do not and will not contravene any provision of law, statute, rule or regulation to which the Borrower is subject or any of the Borrower's charter, other incorporation papers, by-laws or any stock provision or any amendment thereof or of any agreement or other instrument binding upon the Borrower, the non-compliance with which would materially adversely affect the business, assets or financial condition of the Borrower.

          (b)   This Amendment and the Loan Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights in general, and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c)   No approval or consent of, or filing with, any governmental agency or authority is required to make valid and legally binding the execution, delivery or performance by the Borrower of this Amendment or the Loan Agreement as amended hereby.

          (d)   The representations and warranties contained in Article V of the Loan Agreement are true and correct at and as of the date made and as of the date hereof, except to the extent of changes resulting from transactions contemplated or permitted by this Loan Agreement and the other Loan Documents, changes which have been disclosed to the Agent and the Revolving Credit Lenders prior to the date hereof and changes occurring in the ordinary course of business that singly or in the aggregate are not materially adverse, and to the extent that such representations and warranties relate expressly to an earlier date.

          (e)   The Borrower has performed and complied in all material respects with all terms and conditions herein required to be performed or complied with by it prior to or at the time hereof, and as of the date hereof, after giving effect to the provisions hereof, the Borrower is not InDefault and there exists no Event of Default.

        §6.    Effectiveness.    This Amendment shall become effective upon the receipt by the Agent of each of the following:

          (a)   a fully executed counterpart hereof signed by the Borrower and all Lenders.

          (b)   the fully executed Instrument of Accession signed by the Borrower, the Agent and General Electric Capital Corporation ("GECC").

          (c)   the fully executed Revolving Credit Note in favor of GECC signed by the Borrower.

          (d)   a certificate from a duly authorized officer of the Borrower, on behalf of the Borrower (i) of the due adoption, continued effectiveness, and setting forth the texts of, each corporate resolution adopted in connection with this Amendment and any other documents executed in connection therewith, and (ii) attesting to the true signatures of each Person authorized as a signatory.

          (e)   an opinion of counsel to the Borrower addressed to the Revolving Credit Lenders, such opinion to be in form and substance satisfactory to the Agent.

        §7.    Miscellaneous Provisions.

          (a)   Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Loan Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Loan Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Loan Agreement shall be read and construed as one instrument.

          (b)   This Amendment is intended to take effect as an agreement under seal and shall be construed according to and governed by the laws of The Commonwealth of Massachusetts.

          (c)   This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought.

          (d)   The Borrower agrees to pay to the Agent, on demand by the Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Agent in connection with the preparation of this Amendment (including reasonable legal fees).

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

GANDER MOUNTAIN COMPANY
By:	/s/ DENNIS M. LINDAHL
Title: Assistant Secretary
FLEET RETAIL FINANCE INC., as Agent and as a Revolving Credit Lender
By:	/s/ SALLY A. SHEEHAN
Name: Sally A. Sheehan Title: Managing Director
FOOTHILL CAPITAL CORPORATION, as Syndication Agent and as a Revolving Credit Lender
By:	/s/ BRAD ENGEL
Name: Brad Engel Title: Assistant Vice President
THE CIT GROUP/BUSINESS CREDIT, INC., as a Revolving Credit Lender
By:	/s/ ADRIAN AVALUJ
Name: Adrian Avaluj Title: VP
WHITEHALL BUSINESS CREDIT CORPORATION, as a Revolving Credit Lender
By:	/s/ JOHN L. PALERMO
Name: John L. Palermo Title: Vice Pres.

SCHEDULE 5.18
To Loan and Security Agreement

LITIGATION

(Gander Mountain Company)

        The following are suits, actions, proceedings or investigations that are pending or threatened by or against the Borrower (excluding workers' compensation and internal investigations of employee complaints), none of which, if determined against the Borrower, would have a material adverse effect upon the Borrower's financial condition or ability to conduct its business:

Employment Matters
1.	Oliver v. Gander Mountain Janesville, Wl Store #155 Wisconsin Department of Workforce Development, Equal Rights Division Employment Discrimination Claim Complaint filed December 18, 2002
2.	Sanders v. Gander Mountain Swartz Creek, Ml Store #170 Michigan Department of Civil Rights Discrimination Claim Response to State of Concern sent February 24, 2003
3.	Klinedinst v. Gander Mountain York, PA Store #215 Pennsylvania Human Relations Commission Discrimination Claim On-going discovery
General Liability Matters
1.	Soltis v. Gander Mountain Twinsburg, OH Store #305 Cuyahoga County Court of Common Pleas Personal Injury Claim On-going discovery
2.	Osantowski v. Gander Mountain Port Huron, Ml Store #179 State of Michigan, 31st Judicial District Personal Injury Claim On-going discovery
Environmental Matters None.

Schedule 8.1
To Loan and Security Agreement

DDA's
(Gander Mountain Company)

Control Bank Account US Bank Commercial Customer Service 9633 Lyndale Avenue South Bloomington, MN 55420 Main Office Account	XXXXXXX (612) 973-5420	Bank One Indiana-Depository (ACH'd Daily to US Bank Depository Acct) Judy Vretenar-WI contact 111 E. Wisconsin Ave Milwaukee, WI 53202 185,187	XXXXXXX (414) 765-2135
Cash Disbursements-ZBA (Funded by Control Acct) US Bank Commercial Customer Service 9633 Lyndale Avenue South Bloomington, MN 55420 Main Office Account	XXXXXXX (612) 973-5420	Bank One Ohio-Depository Acct) (ACH'd Daily to US Bank Depository Acct) Judy Vretenar-WI contact 111 E. Wisconsin Ave Milwaukee, WI 53202 192, 194, 303, 304, 305	XXXXXXX (414) 765-2135
Payroll-ZBA (Funded by Control Acct) US Bank Commercial Customer Service 9633 Lyndale Avenue South Bloomington, MN 55420 Main Office Account	XXXXXXX (612) 973-5420	Fifth Third-Depository (ACH'd Daily to US Bank Depository Acct) Jennifer Bogner 111 Lyons Street MD: RMOBGC Grand Rapids, MI 49503 168, 173, 176, 178, 179	XXXXXXX (616) 653-5706
Firearm Purchase ZBA (Funded by Control Acct) US Bank Commercial Customer Service 9633 Lyndale Avenue South Bloomington, MN 55420 Main Office Account	XXXXXXX (612) 973-5420	Williamsport National-Depository (ACH'd Daily to US Bank Depository Acct) Sue Ellen 867 Lycoming Mall Drive Pennsdale, PA 17756 216	XXXXXXX (570) 546-7400
Store Depository-Blocked Acct (ZBA Acct to Control Acct nightly) US Bank Commercial Customer Service 9633 Lyndale Avenue South Bloomington, MN 55420	XXXXXXX (612) 973-5420	Citizens National-Depository (ACH'd Daily to US Bank Depository Acct) Evelyn Lehman 736 Chambersburg Mall Chambersburg, PA 17201 220	XXXXXXX (717) 263-6401
126,132,142,145,361,363,365,366,480,483,485,491,492,493,494,497,499
Bank One Wisconsin-Depository (ACH'd Daily to US Bank Depository Acct) Judy Vretenar-WI contact 111 E. Wisconsin Ave Milwaukee, WI 53202 110,120,121,122,130,135,150,151,155	XXXXXXX (414) 765-2135	National City Illinois-Depository (ACH'd Daily to US Bank Depository Acct) Nichole Alton 301 S.W. Adams Street Locator 50-CP02-17 Peoria, IL 61602-1500 280,281,284	XXXXXXX (309) 655-5135
Bank One Michigan-Depository (ACH'd Daily to US Bank Depository Acct) Customer Service 111 E. Wisconsin Ave Milwaukee, WI 53202 170,171,172,174,175,177	XXXXXXX (313) 226-0040	National City Ohio-Depository (ACH'd Daily to US Bank Depository Nichole Alton 301 S.W. Adams Street Locator 50-CP02-17 Peoria, IL 61602-1500 190,191,195	XXXXXXX (309) 655-5135

National City Michigan-Depository (ACH'd Daily to US Bank Depository Acct) Nichole Alton 301 S.W. Adams Street Locator 50-CP02-17 Peoria, IL 61602-1500 169	XXXXXXX (309) 655-5135
National City Pennsylvania-Depository (ACH'd Daily to US Bank Depository Acct) Nichole Alton 301 S.W. Adams Street Locator 50-CP02-17 Peoria, IL 61602-1500 200,202,203,204,206	XXXXXXX (309) 655-5135
Commerce Bank-Depository (ACH'd Daily to US Bank Depository Acct) Kristi 2100 York Crossing Bank P.O. Box 1923 York, PA 17405 215,218	XXXXXXX (717) 767-7700
First National Community-Depository (ACH'd Daily to US Bank Depository Acct) Gigi 102 E. Drinker Street Dunmore, PA 18512-2491 210	XXXXXXX (570) 348-4880
Northland Community Bank (ACH'd Daily to US Bank Control Acct) Peggy 1080 Paul Bunyan Dr NW Bemidji, MN 56619 484	XXXXXXX (218) 444-9456
Fleet Bank (ACH'd Daily to Fleet Control Acct) Suzanne 100 Federal Street Boston, MA 02110 251,254	XXXXXXX (401) 278-2944
Baraboo National Bank (ACH'd Daily to US Bank Control Acct) Maggie Youngquist 101 3rd Ave P O Box 50 Baraboo, WI 53913 152	XXXXXXX (608) 356-7703

Schedule 8.2

[See Amendment #3]

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AMENDMENT AGREEMENT NO. 2